Exhibit 10.3

AMENDMENT TO VOTING AND LOCKUP AGREEMENT

This AMENDMENT TO VOTING AND LOCKUP AGREEMENT (this “Amendment”), dated as of May 11, 2006, by and among STERLING FINANCIAL INVESTMENT GROUP, INC., a Florida corporation (“Seller”), STERLING FINANCIAL GROUP OF COMPANIES, INC., a Delaware corporation (“Parent”), CHARLES GARCIA (“CG”), vFINANCE INVESTMENTS, INC., a Florida corporation (“Buyer”), vFINANCE, INC., a Delaware corporation (“VFIN”), LEONARD SOKOLOW (“LS”) and TIMOTHY MAHONEY (“TM”) hereby amends that certain Voting and Lockup Agreement by and among each of the Parties hereto.

RECITALS:

Seller, Parent, CG, Buyer, VFIN, LS and TM (collectively, the “Parties”) have entered into a Voting and Lockup Agreement dated January 10, 2006 (the “Lockup Agreement”).

Each of Parties hereto desires to amend the Lockup Agreement in order to expedite NASD approval of the transaction described in that certain Asset Purchase Agreement, as amended, by and among certain of the Parties to this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

1.	(a) Clause (i) of subsection (a) of Section 2 is deleted in its entirety and replaced with the following:

“(i) So long as CG remains employed by VFIN or Buyer, LS and TM shall vote for (and, if applicable, vote to nominate) CG’s designee to serve as a director of VFIN provided such designee is reasonably acceptable to the other directors of VFIN (including LS and TM),” and

(b) Subsection (b) of Section 2 is deleted in its entirety.

2.
All other provisions of the Lockup Agreement shall remain in full force and effect. The Lockup Agreement is incorporated by reference herein, as modified by the changes herein. Each term which is capitalized but not defined herein shall have the meaning ascribed thereto in the Lockup Agreement. The Lockup Agreement, as amended by this Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof. In the event of any inconsistency between the terms of this Amendment and the Lockup Agreement, the terms of this Amendment shall govern and prevail.

3.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The Parties to this Amendment need not execute the same counterpart.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

VFINANCE INVESTMENTS, INC.

By:	/s/ Leonard Sokolow
Name: Leonard Sokolow
Title: Chairman

VFINANCE, INC.

By:	/s/ Leonard Sokolow
Name: Leonard Sokolow
Title: CEO and President

STERLING FINANCIAL INVESTMENT GROUP, INC.

By:	/s/ Charles P. Garcia
Name: Charles P. Garcia
Title: CEO

STERLING FINANCIAL GROUP OF COMPANIES, INC.

By:	/s/ Charles P. Garcia
Name: Charles P. Garcia
Title: CEO

By:	/s/ Charles P. Garcia
CHARLES P. GARCIA

By:	/s/ Leonard Sokolow
LEONARD SOKOLOW

By:	/s/ Timothy Mahoney
TIMOTHY MAHONEY